Exhibit 10.13

                      DISTRIBUTION AGREEMENT DATED 12/11/00
                               LETTER OF EXTENSION
                               -------------------


1. The term of the Distribution Agreement dated December 11, 2000 by and between Codman and Shurtleff, Inc. and Valley Forge Scientific Corp. is hereby extended until March 31, 2004.

2. The Minimum Dollar Purchase Obligations for the period from January 1, 2004 to March 31, 2004 shall be one million dollars ($1,000,000).

3. Capitalized terms not defined herein shall have the meaning ascribed to them in the Distribution Agreement.

4. All other terms of the Distribution Agreement shall remain in full force and effect.


                                                Codman and Shurtleff, Inc.

Dated: November 21, 2003                    By: /s/ GLEN KASHUBA
                                                --------------------------------
                                                Glen Kashuba, President

                                                Valley Forge Scientific Corp.

Dated: November 21, 2003                    By: /s/ JERRY L. MALIS
                                                --------------------------------
                                                Jerry L. Malis, CEO